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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C. 20549


                               ------------------------


                                       FORM 8-K

                                    CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report (Date of earliest event
                             reported):  November 3, 1997


                                   L.A. GEAR, INC.
                                ---------------------
                (Exact name of registrant as specified in its charter)



        California                     0-10157                 95-3375118
     ----------------               --------------         -----------------
     (State or other                 (Commission           (I.R.S. Employer
     jurisdiction of                 File Number)          Identification No.)
     incorporation)



        2850 Ocean Park Boulevard, Santa Monica, California         90405
     -------------------------------------------------------     ------------
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:    (310) 452-4327
                                                            -------------------
                                 -----------------------


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ITEM 5.  OTHER EVENTS.

     On November 3, 1997, as part of an ongoing effort to restructure the Company to be profitable in the future, L.A. Gear, Inc. announced that approximately 60 percent of the employees at its Santa Monica headquarters had been laid off. Company president Bruce MacGregor also resigned. The reduction in force was across the board, including marketing, customer services, finance, accounting and administrative support areas.

     As part of the streamlining process, product development report to David Gatto, the Company's Chairman of the Board and Chief Executive Officer. Robert Landerman, the Company's Vice President of Sales added marketing to his responsibilities



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit No.         Description of Exhibit
     -----------         ----------------------

         99              Press release dated November 3, 1997.














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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        L.A. GEAR, INC.

Date:  November  10, 1997.               By: David Gatto
                                            ------------------------
                                            David Gatto
                                            Chairman of the Board and Chief
                                            Executive Officer













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                                  EXHIBIT INDEX


     Exhibit No.            Description of Exhibit
     ----------             ----------------------
         99                 Press release dated November 3, 1997.















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